EXHIBIT

FOURTH AMENDMENT TO IOWA SHORE MORTGAGE

This FOURTH AMENDMENT TO IOWA SHORE MORTGAGE (this “Amendment”) is entered into as of June 13, 2008, between DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company (the “Company”), and WELLS FARGO FOOTHILL, INC., a California corporation, as agent for the Lenders (“Agent”; Agent, together with its successors and assigns, is referred to herein as “Mortgagee”).

W I T N E S S E T H:

WHEREAS, the Company and The Old Evangeline Downs, L.L.C., a Louisiana limited liability company, as borrowers (collectively, “Borrowers”), Mortgagee, and the Lenders (as defined therein) are parties to that certain Loan and Security Agreement dated as of June 16, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2004, that certain Second Amendment to Loan and Security Agreement dated as of July 12, 2005, that certain Third Amendment to Loan and Security Agreement and Consent dated as of December 6, 2006, that certain Fourth Amendment to Loan and Security Agreement and Consent dated as of December 22, 2006, and that certain letter agreement dated as of the date hereof and as supplemented by that certain Borrower Supplement No. 1 dated as of May 13, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, as an inducement for Mortgagee and the Lenders to enter into the Loan Agreement, the Company executed and delivered that certain Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement dated as of June 16, 2004, recorded on June 18, 2004, as Document No. 10729-04 in the official records of the Recorder of Dubuque County, Iowa,  as amended by that certain First Amendment to Iowa Shore Mortgage dated as of November 10, 2004, recorded on November 12, 2004, as Document No. 2004-00019859 in the official records of the Recorder of Dubuque County, Iowa, that Second Amendment to Iowa Shore Mortgage dated as of July 12, 2005, recorded on July 15, 2005, as Document No. 005209020009 in the official records of the Recorder of Dubuque County, Iowa and that certain Third Amendment to Iowa Shore Mortgage dated as of August 15, 2007, recorded on September 6, 2007, as Document No. 2007-00013652 in the official records of the Recorder of Dubuque County, Iowa (the “Mortgage”; capitalized terms used herein and not .otherwise defined herein shall have the meanings ascribed to such terms in the Mortgage), in favor of Mortgagee for the benefit of the Lender Group; and

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WHEREAS, the Company and Mortgagee have agreed to amend the Mortgage on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Mortgage.

(a) The Recitals of the Mortgage are hereby modified and amended by amending and restating the second “WHEREAS” clause in its entirety as follows:

“WHEREAS, pursuant to the Loan Agreement, Lenders have agreed to loan Borrowers the maximum principal amount of $65,000,000, subject to the terms and conditions in the Loan Agreement and maturing on January 15, 2012.  The Loan Agreement provides that to secure performance by Borrowers of their obligations under the Loan Agreement, the Company will execute and deliver this Shore Mortgage to Mortgagee for the benefit of the Lender Group (as defined in the Loan Agreement).  The Loan Agreement, this Shore Mortgage, the other Loan Documents (as defined in the Loan Agreement) and any other document referred to in or made with reference to the Loan Documents are hereby incorporated by reference, and are sometimes collectively referred to as “Transaction Documents.””

(b) The Granting Clauses of the Mortgage are hereby modified and amended by amending and restating clause (i) of the Granting Clauses in its entirety as follows:

“(i)           the payment when due of indebtedness evidenced by the Loan Agreement in the maximum principal sum of $65,000,000, bearing interest as set forth in the Loan Agreement and maturing on January 15, 2012, such date being the “Maturity Date”, including, without limitation, all accrued and unpaid interest thereon, and premiums and penalties, if any, thereon, including late payment charges and Additional Interest (as defined in Section 5.2 hereof).”

2. No Other Amendments or Waivers.  Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of Mortgagee or the Lenders under the Mortgage or any of the other Loan Documents, nor constitute a waiver of any provision of the Mortgage or any of the other Loan Documents.  Except as expressly set forth above, the text of the Mortgage and all other Loan Documents shall remain unchanged and in full force and effect and the Company hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Mortgage or any of the other Loan Documents or a course of dealing with Mortgagee or the Lenders at variance with the Mortgage or the other Loan Documents such as to require further notice by Mortgagee or the Lenders to require strict compliance with the terms of the Mortgage and the other Loan Documents in the future, except as expressly set forth herein.

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The Company acknowledges and expressly agrees that Mortgagee and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Mortgage and the other Loan Documents, as amended herein.  The Company has no knowledge of any challenge to Mortgagee’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

3. Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, Mortgagee shall have received:

(a) counterparts of this Amendment duly executed and delivered by the Company and Mortgagee

(b) evidence in form and substance satisfactory to Mortgagee that the Company shall have received all licenses (including the Gaming Licenses), approvals or evidence of other actions required by any Governmental Authority, including the Louisiana Regulatory Authorities and the Iowa Gaming Authorities, in connection with the execution and delivery by the Company of this Amendment or with the consummation of the transactions contemplated hereby; and

(c) such other information, documents, instruments or approvals as Mortgagee or Mortgagee’s counsel may reasonably require.

4. Representations and Warranties of the Company.  In consideration of the execution and delivery of this Amendment by Mortgagee, the Company hereby represents and warrants in favor of Mortgagee and the Lenders as follows:

(a) the execution, delivery, and performance by the Company of this Amendment have been duly authorized by all necessary action on the part of the Company;

(b) the execution, delivery, and performance by the Company of this Amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to the Company, the Governing Documents of the Company, or any order, judgment, or decree of any court or other Governmental Authority binding on the Company, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Company, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Company, other than Permitted Liens (as defined in the Loan Agreement), or (iv) require any approval of the Company’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of the Company;

(c) the execution, delivery, and performance by the Company of this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect;

(d) this Amendment, when executed and delivered by the Company, will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

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(e) No Default or Event of Default exists under the Mortgage or the other Loan Documents; and

(f) As of the date hereof, all representations and warranties of the Company set forth in the Mortgage and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representation or warranty expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

5. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.

6. Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Mortgage to “this Mortgage”, “hereunder”, “hereof” or words of like import referring to the Mortgage, and each reference in the other Loan Documents to “the Mortgage”, “thereunder”, “thereof” or words of like import referring to the Mortgage, shall mean and be a reference to the Mortgage as amended hereby.

7. Costs, Expenses and Taxes.  The Company agrees to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for Mortgagee with respect thereto and with respect to advising Mortgagee as to its rights and responsibilities hereunder and thereunder.  In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save Mortgagee and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.  The Company hereby acknowledges and agrees that Mortgagee may, without prior notice to Borrowers, charge such costs and fees to Borrowers’ Loan Account pursuant to Section 2.6(d) of the Loan Agreement.

8. Section Titles.  The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

9. Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

10. GOVERNING LAW.  THE COMPANY AND MORTGAGEE AGREE THAT THE RIGHTS AND OBLIGATIONS UNDER THIS AMENDMENT REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF IOWA.  ALL OTHER PROVISIONS OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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11. Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE APPLIES TO ALL AGREEMENTS ENTERED INTO TO WHICH THE COMPANY AND MORTGAGEE ARE PARTIES.

COMPANY:	DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company

	By:	/s/Jonathan Swain
Title: C.O.O.
Jonathan Swain, COO

MORTGAGEE:	WELLS FARGO FOOTHILL, INC., a California corporation

	By:	/s/Patrick McCormack
Title: Vice President
Patrick McCormack, Vice President

FOURTH AMENDMENT TO IOWA SHORE MORTGAGE

ACKNOWLEDGMENT OF THE COMPANY

STATE OF  IOWA          )
            )ss:
COUNTY OF DUBUQUE  )

On this 12th day of  June, A.D., 2008, before me, a Notary Public in and for the State of Iowa, personally appeared  Jonathan Swain, to me personally known, who being by me duly sworn did say that the person is (a) (the)  COO  of  Diamond Jo, LLC, a Delaware limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of the said limited liability company by authority of the limited liability company and the said  COO  acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company by it voluntarily executed.

/s/Janet L. Bevan-Bries
Notary Public in the State of Iowa

FOURTH AMENDMENT TO IOWA SHORE MORTGAGE

ACKNOWLEDGMENT OF MORTGAGEE

STATE OF  CALIFORNIA           )
                   )ss:
COUNTY OF LOS ANGELES  )

On this 12th day of  June, A.D., 2008, before me, a Notary Public in and for the State of  California , personally appeared  Patrick McCormack, to me personally known, who being by me duly sworn did say that the person is (a) (the)  Vice President of  Wells Fargo Foothill, Inc., a California corporation, executing the foregoing instrument, that the instrument was signed on behalf of the said corporation by authority of the corporation and the said  Notary acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

/s/Karla Sophia Gorgij
Noary Public in the State of California

FOURTH AMENDMENT TO IOWA SHORE MORTGAGE